                                                                   EXHIBIT 10.29

                            IBM ASSISTANCE AGREEMENT

                              NUMBER: CAR-C95635-00

                                      Dated

                                OCTOBER 13, 1995

                                     between

                                 IBM CORPORATION
                               3039 CORNWALLIS RD.
                               RTP, NC 27709-2195

                                       and

                             CYBERSOURCE CORPORATION
                              1050 CHESTNUT STREET
                                    SUITE 202
                              MENLO PARK, CA 94025

---------
CONTENTS

   IBM ASSISTANCE AGREEMENT ............................................       3

   1.0 PURPOSE .........................................................       3

   2.0 STRUCTURE .......................................................       3

   3.0 MARKETING .......................................................       3

   4.0 INFORMATION .....................................................       3

   5.0 RIGHTS ..........................................................       4
     5.1 Ownership .....................................................       4
     5.2 Copyrights ....................................................       4
     5.3 Feedback ......................................................       4
     5.4 Marketing .....................................................       4

   6.0 INDEMNIFICATION .................................................       4

   7.0 WARRANTY ........................................................       4

   8.0 TERM AND TERMINATION ............................................       5
     8.1 Term ..........................................................       5
     8.2 Termination ...................................................       5
     8.3 Survival ......................................................       5

   9.0 INSURANCE .......................................................       5

   10.0 GENERAL ........................................................       6
     10.1 Notices ......................................................       6
     10.2 Limitations ..................................................       6
     10.3 Freedom of Action ............................................       6
     10.4 Trademarks ...................................................       6
     10.5 Expenses .....................................................       6
     10.6 Assignment ...................................................       6
     10.7 Governing Law ................................................       6
     10.8 Jury Trial ...................................................       7
     10.9 Subsidiary ...................................................       7
     10.10 Entire Agreement ............................................       7

   ATTACHMENT - STATEMENT OF WORK (SOW) NUMBER 01 ......................       8

   1.0 SCOPE ...........................................................       8

   2.0 TECHNICAL COORDINATORS ..........................................       8

   3.0 DEFINITIONS .....................................................       8
     3.1 Component .....................................................       8
     3.2 Component Product .............................................       8
     3.3 Distributor Materials .........................................       8
     3.4 Documentation .................................................       8
     3.5 End User ......................................................       8
     3.6 End-User Agreement ............................................       9
     3.7 IBM Trademarks ................................................       9
     3.8 Territory .....................................................       9

   4.0 TASKS ...........................................................       9
     4.1 Description and Schedule ......................................       9

   5.0 FEES ............................................................      11
     5.1 Production Fee ................................................      11

     5.2 Vendor Software Development Kit (VSDK) License Fee ............      12
     5.3 Transaction Fee ...............................................      12

   6.0 REPORTING REQUIREMENTS ..........................................      12
      6.1 Monthly Sales Activity Report ................................      12
      6.2 Remittance Statement .........................................      12

   7.0 IBM ASSISTANCE ..................................................      13
     7.1 IBM Technical Assistance ......................................      13
     7.2 Development Funds .............................................      13

     7.3 Market Development Activity - IBM .............................      13
     7.4 Market Development Reimbursement ..............................      14

   8.0 PAYMENT TO IBM ..................................................      14
     8.1 Payments ......................................................      14
     8.2 Audit .........................................................      14

   9.0 TERM AND TERMINATION ............................................      14

   SOW 01 EXHIBIT QUARTERLY REMITTANCE STATEMENT .......................      16

   SOW 01 EXHIBIT - MONTHLY ELECTRONIC SALES SUMMARY ...................      18

                            IBM ASSISTANCE AGREEMENT

This is an Agreement between IBM Corporation ("IBM"), with an address for purposes of this Agreement at 3039 Cornwallis Rd., RTP, NC 27709-2195, and CyberSource Corporation ("you"), with an address at 1050 Chestnut Street, Suite 202, Menlo Park, CA 94025.

You and IBM hereby agree as follows:

1.0 PURPOSE

IBM will provide you with certain assistance and you will perform certain tasks under the terms of this IBM Assistance Agreement (IAA) and its applicable attachments and attachment exhibits (collectively, "Agreement"). The purpose is to have you implement an electronic distribution channel for Component software products. The responsibilities of each party are identified in a Statement(s) of Work to this Agreement. The electronic distribution channel, related data, documentation and other copyrightable materials, and derivative works and enhancements to them are referred to in this Agreement as "Component Channel." You will be solely responsible for the accomplishment and direction of your activities under this Agreement.

2.0 STRUCTURE

This IBM Assistance Agreement establishes the basic terms and conditions applicable to this relationship. Attached is a Statement of Work which sets out the assistance IBM will provide ("Assistance") and the tasks you will perform ("Tasks"). The Statement of Work may also include additional terms and conditions and/or exhibits. From time to time, we may, by written agreement, add additional Statements of Work, or amend the terms of this Agreement.

3.0 MARKETING

You agree to use commercially reasonable efforts to market and support the Component Channel resulting from your activities under this Agreement in a manner substantially similar to that used for your other electronic distribution channel.

IBM's marketing efforts in relation to the Component Channel are outlined in the Statement of Work.

4.0 INFORMATION

You will not provide IBM with any information, including that incorporated in the Component Channel, that is confidential to you or any third party. Any notice, legend, or label to the contrary contained in the Component Channel or with any information provided by you to IBM will be without effect. If, during the course of this Agreement, either party elects to provide the other with products and/or information which the provider considers to be confidential, it will be under the terms of the Agreement for Exchange of Confidential Information (AECI), CAR-C95552-00, with a Supplement describing the information to be exchanged.

You agree not to disclose the terms of this Agreement to any third party without IBM's prior written consent.

5.0 RIGHTS

5.1 OWNERSHIP The Component Channel you develop to meet the terms of this Agreement shall be the exclusive property of CyberSource. Terms of use of the Component Channel for distribution of IBM and IBM-sponsored vendor Component Products will be governed by a Service Provider Agreement entered into between IBM and CyberSource and IBM-sponsored vendors and CyberSource.

5.2 COPYRIGHTS Except as may be expressly provided in an attachment, this Agreement does not grant IBM a license to any of your copyrights in the Component Channel. This Agreement does not grant you a license to any of IBM's copyrights, patents or other intellectual property rights in any materials provided to you by IBM.

5.3 FEEDBACK For materials, suggestions, aggregate sales information, gross sales, unit sales, product breakdown, customer profile lists and vendor profile lists (collectively called "Feedback") related to the Component Channel which you provide to IBM during the course of this Agreement, you grant to IBM a fully paid-up, exclusive license to use such Feedback in any manner whatsoever and without accounting to you.

5.4 MARKETING You grant IBM the right to list the Component Channel in IBM's marketing programs, to refer potential customers of the Component Channel to you and advise them that the Component Channel makes available for sale and distribution, IBM Component Products and Component Products of other vendors.

6.0 INDEMNIFICATION

You agree to fully indemnify, defend, and hold IBM harmless against any claim that the Feedback and Component Channel, or any preexisting work from which the Component Channel is prepared, infringes any intellectual property right of any third party or any other claims arising from the Component Channel.

7.0 WARRANTY

Neither party makes any warranty in connection with this Agreement. IBM does not represent or commit that any future IBM announcements or products related to this effort, including interface data related to a product, will be made available. Any planned or existing IBM products or announcements are subject to change without notice. ALL information, materials, and services furnished by either party under this Agreement will be on an "AS IS" basis. THE PARTIES EXPRESSLY DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.0 TERM AND TERMINATION

8.1 TERM This Agreement will be effective on the date signed by authorized representatives of both parties and will remain in effect for a period of one
(1) year and is automatically renewed annually thereafter unless terminated.

8.2 TERMINATION This Agreement and the Statement of Work may be terminated on thirty (30) days written notice:

a)      by either party without cause,

b)      by either party if IBM establishes a competing Component Channel,

c) by IBM with written notice of your default, including without limitation any failure to complete the Tasks in the Statement of Work,

d)      by you with written notice to IBM on the default of IBM, or

e)      by mutual written agreement of the parties.

The effective date of termination by mutual written agreement shall be the date of mutual agreement of the parties.

In the event of termination by the provisions of Subsection 8.2.b, 8.2.d, the reports specified in Subsection 6.1 of the Statement of Work and the reimbursements in Subsection 7.4 cease on the effective date of the termination.

In the event of termination by CyberSource under the provisions of Subsection 8.2.a, or termination by IBM under the provisions of Subsection 8.2.c, the following will apply:

a)      CyberSource will continue to comply with the provisions of Subsections
        6.1 and 7.4 of the Statement of Work up to the end of the third year after the execution of this Agreement, at which time those obligations shall cease, and

b) Further, if such termination is within eighteen (18) months of the effective date of this Agreement, CyberSource shall pay IBM a termination fee of One Hundred Fifty Thousand ($150,000) within thirty
        (30) days of such termination.

8.3 SURVIVAL Sections entitled "INFORMATION," "RIGHTS," "INDEMNIFICATION," "WARRANTY," and "GENERAL"

Additionally, should CyberSource terminate the Agreement under the provisions of Subsection 8.2.a or should IBM terminate the Agreement under the provisions of Subsection 8.2.c, CyberSource's responsibilities under Subsections 6.1 and 7.4 of the Statement of Work will survive beyond the termination or expiration of this Agreement, up to the end of the third year after the execution of this Agreement.

9.0 INSURANCE

You will maintain the following minimal insurance coverage at your own expense:

        Commercial General Liability for two years following expiration or termination of the IAA in the amount of $1,000,000 per event.

You remain liable for any damages above the stated minimums.

10.0 GENERAL

10.1 NOTICES Any notice required or permitted under this Agreement will be sent to the applicable Coordinator at the address specified below:

             Contract     Coordinators:

FOR IBM:                                  FOR YOU:
Name:        Robert E. Holtzclaw          Name:         James A. Hogan
Company:     IBM Corporation              Company:      CyberSource Corporation
Address:     P. 0. Box 12195              Address:      1050 Chestnut Street
             3039 Cornwallis Rd                         Suite 202
             RTP, NC 27709-2195                         Menlo Park, CA 94025
Phone:       (919) 254-1320               Phone:        (415) 462-5524
Facsimile:   (919) 254-0205               Facsimile:    (415) 473-3066
E-Mail:      rholtzclaw@vnet.ibm.com      E-Mail:       jimh@software.net

Either party may change their Contract Coordinator upon written notice to the other party.

10.2 LIMITATIONS Except for claims arising under the Section entitled "INDEMNIFICATION," neither party will be liable for any lost profits, lost savings, incidental or other consequential damages, even if advised of the possibility of such damages. In no event will IBM be liable to you for amounts in excess of the amounts payable (if any) and unpaid in accordance with the terms of this Agreement.

10.3 FREEDOM OF ACTION This Agreement will not restrict either party from developing, acquiring, and marketing products, services, and materials that are competitive with the Component Channel irrespective of any similarities that may exist.

10.4 TRADEMARKS This Agreement grants either party the right to use trademarks, trade names or service marks of the other in connection with the Component Channel.

10.5 EXPENSES Except as may be expressly provided in an attachment, each party will bear its own expenses in connection with the Agreement and the activities hereunder.

10.6 ASSIGNMENT This Agreement is not assignable without the prior written consent of the other party, except that IBM may at its option assign this Agreement to IBM Subsidiaries. Should CyberSource request assignment for sound business reasons, such approval will not be unreasonably withheld by IBM.

10.7 GOVERNING LAW  New York laws govern the terms of this Agreement.


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

10.8 JURY TRIAL Each party hereby waives a jury trial with respect to any action arising out of the transactions governed by this Agreement.

10.9 SUBSIDIARY  Subsidiary shall mean a corporation, company or other entity
1) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or 2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exits.

10.10 ENTIRE AGREEMENT This IBM Assistance Agreement, its attachments, attachment exhibits, and the agreements expressly referenced are the complete and exclusive agreement between the parties relating to the subject matter. In the event of a conflict, the following order of precedence will govern: 1) the attachment exhibits; 2) the attachments; 3) this IBM Assistance Agreement; and,
4) the agreements expressly referenced.

If you agree, please indicate so by signing the two originals of this IBM Assistance Agreement and returning one to the IBM Contract Coordinator. By signing this IBM Assistance Agreement, you agree to be bound by the terms of the attached initial Statement of Work; no additional signature on it is required.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:                  ACCEPTED AND AGREED TO:

     IBM Corporation                          CyberSource Corporation
By: [SIG]                               By: [SIG]
   -------------------------------         -------------------------------

    R.E. (Robert) Holtzclaw                 William S. McKiernan
   -------------------------------         -------------------------------
   Print Name                              Print Name
   Contract Administrator                  President & CEO
   -------------------------------         -------------------------------
   Title                                   Title
         10-13-95                              10/16/95
   -------------------------------         -------------------------------
   Date                                    Date

                 ATTACHMENT - STATEMENT OF WORK (SOW) NUMBER 01

1.0 SCOPE

This Statement of Work defines the initial development and on-going responsibilities of IBM and CyberSource for you to implement an electronic distribution channel for Component Products. Such Component Channel, when completed, will provide services under a separate Service Provider Agreement for enrollment of IBM and IBM-sponsored vendor Component Product(s).

2.0 TECHNICAL COORDINATORS


FOR IBM:                                 FOR YOU:
Name:        Ken M. Lorensen             Name:          John P. Pettitt
Company:     IBM Corporation             Company:       CyberSource Corporation
Address:     P. 0. Box 12195             Address:       1050 Chestnut Street
             3039 Cornwallis Rd                         Suite 202
             RTP, NC 27709-2195                         Menlo Park, CA 94025
Phone:       (919) 254-0675              Phone:         (415) 473-3065
Facsimile:   (919) 254-0472              Facsimile:     (415) 473-3066
E-Mail:      klorensen@vnet.ibm.com      E-Mail:        ipp@software.net

3.0 DEFINITIONS

Capitalized terms in this Statement of Work have the following meanings:.

3.1 COMPONENT is software which is designed in such a manner that it can be linked or imbedded into an application using a visual builder tool or a compiler, or via runtime library services. To be eligible for registration, cataloging, and distribution through the Component Channel, a Component Product must fit into this description.

3.2 COMPONENT PRODUCT means the executable object code, Documentation, End-User Agreement, and Distributor Materials, if any, packaged in computer readable form together for electronic delivery on software.net(TM) in accordance with this Agreement.

3.3 DISTRIBUTOR MATERIALS means computer readable materials provided by you for inclusion in an electronic package containing the Component Product, Documentation, and End-User Agreement.

3.4 DOCUMENTATION means all computer readable collateral materials normally provided from time to time to End Users for use of the Component Channel.

3.5 END USER means a person or entity that acquires a Component Product through the Component Channel.


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
3.6 END-USER AGREEMENT means the computer readable license agreement that governs the use of the Component Product by End Users, and that will be included with each copy of the Component Product sold by you through the Component Channel.

3.7 IBM TRADEMARKS means the trademarks, trade names, and logos used by IBM in the marketing of the Component Product(s).

3.8 TERRITORY means all countries in the world except (i) countries to which export or re-export of any Component Product, or the direct products of any Component Product is prohibited by United States law without first obtaining the permission of the United States Office of Export Administration or its successor, and, (ii) countries that may be hereafter excluded pursuant to the terms of this Agreement.

4.0 TASKS

4.1 DESCRIPTION AND SCHEDULE You will perform the Tasks related to the Component Channel described below by the Completion Date specified. Completion of a Task will occur when you demonstrate to IBMs reasonable satisfaction that the Task has been completed. The Tasks shall meet the following minimum requirements:

a)      INDEPENDENCE. The Component Channel must support any Component vendor.

b) HOSTING. The Component Channel shall be designed to operate within the software.net domain under a unique identifying address (such as http://components.software.net/components) with cross references as appropriate.

c) OPEN STANDARDS COMPLIANCE. The Component Channel must use the open Hyper-Text Transfer Protocal (http) and Hyper-Text Markup Language
        (html) standards. Further, the system must utilize a general taxonomy, to be provided by IBM, to catalog Component Products.

d) SECURITY. The Component Channel must provide a secure infrastructure for cataloging, storage, sale and electronic delivery of products. Security standards shall, at minimum, meet standards currently deployed in CyberSource's software.net(TM) distribution program.

e) ACCESS CONTROL. The Component Channel must provide access control at the product level during the transaction process.

f) TRANSACTION SUPPORT. The Component Channel must provide a process for generating and completing a sales transaction.

g) TERRITORY. The Component Channel will support worldwide electronic distribution of Component Products when appropriate.

h) PERFORMANCE. The Component Channel must be able to handle a minimum of 120 user instructions per minute.

i) DOCUMENTATION. The Component Channel must provide on line assistance to customers.


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
j) Reporting. The Component Channel database shall be designed to accommodate compilation of statistical transaction and licensing information, product sales profiles, customer, and vendor profiles.

k) Service Level. The Component Channel must be capable of providing uninterrupted service in order to provide 7X24 support for customers.

1) Hyper-Text Links. The parties shall develop, implement and maintain hyper links between the Component Channel and an IBM world wide web site.

TASK    TASK DESCRIPTION                                                              COMPLETION
  #                                                                                     DATE
        DEVELOPMENT
1       Complete functional specifications for database layout and                     10/31/95
        loading process to populate the Component Channel.

2.      Accept Component Products from any vendor for incorporation in                 11/06/95
        the loading process to populate the Component Channel.

3.      Assist IBM with presentation of a demonstration planned for the                11/13/95
        Comdex exposition.

4.      Use existing software.net(TM) technology to build the Component                11/30/95
        Product database using the taxonomy to be provided by IBM to CyberSource prior to the execution of this Agreement. Such database will contain, at a minimum, all of the features and functions described in specifications completed in Task 1.

        Complete development of server software, html content, graphics, and security validation.

        Support electronic downloading for DOS, Windows 3.X, Windows 95, Windows
        NT, Macintosh, Power Macintosh, Sun and HP-UX platforms.

5.      Perform the packaging services required to catalog, display and                11/30/95
        deliver Component Product(s) into the Component Channel.

6.      Develop the full function process to accept and process customer transactions in a secure environment, licensing Component Products according to the terms of an End User Agreement, capturing history and
        statistical information to provide reports as defined in Subsection 6.1        11/30/95
        "Monthly Sales Activity Reporting" on an on-going basis.

TASK    TASK DESCRIPTION                                                              COMPLETION
  #                                                                                     DATE
        DEVELOPMENT
7.      Develop and deliver a Vendors Software Development Kit (VSDK) to                02/29/96
        automate packaging and uploading of products to the server supporting the Component Channel. Ensure that the automation of the packaging process maintains security standards and shortens the cycle time for delivery of new products.

        Port the secure packaging technology to support OS/2 and AIX in addition to the platforms initially supported (see Task 4).

        OPERATIONS

-       Host a branded domain with a unique URL (Example:                               On-Going
        http://components.software.net/components)                                      through
                                                                                        Term of
-       Maintain online catalog(s)                                                      Agreement

-       Maintain secure transaction processing

-       Provide electronic delivery of Component Products

-       Provide transaction reporting and payment to vendors for vendor
        Component Products

-       Provide transaction reporting and payment to IBM for IBM Component
        Products

_        Provide exclusive aggregated transaction information reports to IBM covering the complete Component Channel

-       Provide exclusive customer profile information reports to IBM. (Note:
        customer will be offered option to specify whether they would like to be contacted with sales information)

-      Provide exclusive vendor profile information reports to IBM

       MARKETING

-      Advertising                                                                     On-Going
                                                                                       through
-      Hyper text links                                                                Term of
                                                                                       Agreement

5.0 FEES

Certain fees will be charged to IBM and IBM-sponsored vendors for Component Products submitted for delivery through the Component Channel.

5.1 PRODUCTION FEE

        Your production fee of $99.00 per Component Product will be waived for the first 400 Component Products submitted to the Component Channel by IBM and IBM-sponsored vendors This waiver is in the form of "credits". IBM and

        IBM-sponsored vendors may utilize the "credits" for individual Component Product registrations, or may exchange the credits, in lots of 10, for VSDK's when they are available 1096.

5.2 VENDOR SOFTWARE DEVELOPMENT KIT (VSDK) LICENSE FEE

        VSDK's will be offered to IBM and IBM-sponsored vendors at a fee of $999.00, beginning in 1096. Each VSDK's license entitles the licensee to enroll an unlimited number of Product Components in the Component Channel. Production fee "credits" (identified above) may be exchanged, in lots of 10, for a VSDK license at IBM's or the IBM-sponsored vendors' discretion.

5.3   TRANSACTION FEE

        You will charge IBM and IBM-sponsored vendors a transaction fee for sales made through the Component Channel. Such fee shall be 30% of the Component Product revenue generated by the sale, or $5.00, whichever is greater.

If you offer another party lower rates or prices for an equivalent service to those described above during the term of this Agreement, you will offer the same to IBM and IBM-sponsored vendors.

6.0     REPORTING REQUIREMENTS

6.1 MONTHLY SALES ACTIVITY REPORT You will provide IBM, on a monthly basis, an "ELECTRONIC SALES SUMMARY REPORT" which includes the following information for the complete Component Channel

  - gross sales in units and dollars

  - product sales in units and dollars

  - customer profile lists (with no product information)

  - vendor profile lists (with product information)

Additionally, for IBM Component Products customer profile will include all information reflected on the Electronic Sales Summary sample enclosed as an exhibit to this SOW.

The ELECTRONIC SALES SUMMARY REPORT shall be sent to the IBM Technical Coordinator and the IBM Contract Coordinator no later than the fifth workday of the month following the period reported.

6.2 REMITTANCE STATEMENT Payment to IBM for IBM Component Product sales will be made under the provisions of the Service Provider Agreement between IBM and CyberSource.

Payment to IBM for Market Development Reimbursement described in the Subsection
7.4 "Market Development Reimbursement," will be sent to IBM, on a Quarterly basis in a format consistent with that outlined in the exhibit entitled

"REMITTANCE STATEMENT." Such REMITTANCE STATEMENT will accompany any payments to IBM as set forth in the Subsection entitled "Payments."

7.0 IBM ASSISTANCE

7.1 IBM TECHNICAL ASSISTANCE IBM will, as it deems appropriate, provide you with the following technical assistance:

-     Taxonomy provided by IBM

-     General expertise in object componentry

-     Enrollment in the IBM Solution Development Vendor Program.
      Identification number i5911 has been assigned for your access.

7.2 DEVELOPMENT FUNDS IBM will provide you with payments ("Funds") in the aggregate amount of $150,000 in the amounts set out in the following schedule, provided you submit invoices in accordance with the Subsection below entitled "INVOICES."

EVENT                                                                AMOUNT
1 . Contract Signing                                           $ 100,000.00
2. Task 6 Completion (Estimated 11/30/95)                      $  25,000.00
3. Task 7 Completion (Estimated 02/29/96)                      $  25,000.00

7.2.1 INVOICES You will send your invoice for the Funds owing to the following address:

     IBM Corporation
     Accounts Payable
     P. 0. Box 8099
     Endicott, NY13761

Each invoice will identify this Agreement Number CAR-C95635-00, the IBM purchase order number (provided after the Agreement is signed), invoice amount, and a description of the event, Task completed, and/or delivery of item(s) applicable to your receipt of such Funds. By submitting your invoice to IBM, you hereby certify that you have demonstrated to IBM's reasonable satisfaction that such event has occurred, Task has been completed, and/or item(s) have been delivered to IBM.

Invoices will be paid by IBM within ten (10) days after receipt of an acceptable invoice from you.

7.3 MARKET DEVELOPMENT ACTIVITY - IBM IBM is currently planning the following types of Market Development to promote the Component Channel:

-       Prospect source identification

-       Direct mail solicitation

-       Business shows

-       Prospect seminars and briefings

-       Brochures

-       Demonstrations

-       Trade show promotional materials

-       Demonstration diskettes or CD's

-       Internal IBM field announcements

-       Press releases and external announcements

-       Trade press advertising

-       Inclusion in related product advertisements

Though these activities are planned, IBM does not guarantee that all will occur during the period of this Agreement. IBM reserves the right to add, change, or delete items from this list.

IBM will provide to CyberSource quarterly a written summary of IBM marketing activity during the period. The first such report is due January 15, 1996, reflecting activity for 4Q95. Subsequent reports will be due on the 15th of the month following the quarter-end.

IBM will work with you to coordinate your marketing activity with ours.

7.4 MARKET DEVELOPMENT REIMBURSEMENT In exchange for initial development funding (Funds) and on-going Market Development by IBM, you will pay IBM ten percent (10%) of all transaction fee revenue CyberSource generates through the Component Channel. Payment will accrue when you recognize the revenue. Payment is to be made quarterly as provided in Subsection "PAYMENT TO IBM." The first such payment is due January 15, 1996, reflecting activity for 4Q95.

8.0 PAYMENT TO IBM

8.1 PAYMENTS All payments owing to IBM will be made to IBM Corporation at the following address:

     IBM Corporation
     SVO SUPPORT OPERATIONS Control Desk - H09R1
     P.O. Box 2150
     Atlanta, GA 30301-2150

8.2 AUDIT You will maintain complete and accurate records for one (1) year following the termination or expiration of this Agreement which an accounting organization selected by IBM will have access to, upon reasonable notice, for the purposes of audit and verification of amounts owing to IBM.

9.0 TERM AND TERMINATION

This Statement of Work will become effective on the date this Agreement is signed by both parties; it will remain in effect for the same period as the Agreement.

In the event of termination by IBM without cause, or by you for default by IBM, IBM shall pay you all Funds due through the effective date of termination. In the event of termination by IBM for default by you, no further Funds will be owing to you by IBM.

This Statement of Work and its exhibits are incorporated by reference in the IBM Assistance Agreement Number CAR-C95635-00.

By signing this Statement of Work, the parties agree to be bound by the terms of the IBM Assistance Agreement Number CAR-C95635-00, and by the terms of the exhibits to this Statement of Work; no additional signature on the exhibits is required.

IN WITNESS WHEREOF, the parties hereto have caused this Statement of Work to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:                  ACCEPTED AND AGREED TO:

     IBM Corporation                          CyberSource Corporation
By: /s/ R.E. HOLTZCLAW                  By: /s/ W.S. MCKIERNAN
   -------------------------------         -------------------------------

    R.E. (Robert) Holtzclaw                 William S. McKiernan
   -------------------------------         -------------------------------
   Print Name                              Print Name
   Contract Administrator                  President & CEO
   -------------------------------         -------------------------------
   Title                                   Title
         10-13-95                              10/16/95
   -------------------------------         -------------------------------
   Date                                    Date

                  SOW 01 EXHIBIT QUARTERLY REMITTANCE STATEMENT

COMPANY NAME & ADDRESS: CyberSource Corporation, 1050 Chestnut Street, Suite 202, Menlo Park, CA 94025

IBM AGREEMENT NUMBER: CAR-C95635-00, dated October 13, 1995
IBM ACCOUNT CODE:
IBM CONTRACT COORDINATOR: R.E. (Robert) Holtzclaw

PAYMENT PERIOD ENDING: Quarter Ending ________, 19__. (CHECK one and enter YEAR)

___ March 31, 19__ (Report due to IBM by APRIL 15)
___ June 30, 19__ (Report due TO IBM by July 15)
___ September 30, 19__ (Report due TO IBM by October 15)
___ December 31, 19__ (REPORT due to IBM by January 15)

     TOTAL QUARTERLY REMITTANCE AMOUNT DUE: ___

     SALES ACTIVITY DURING PERIOD:

COMPONENT PRODUCT NAME       NUMBER OF         TRANSACTION        IBM PAYMENT
                             LICENSES            SALES
                                                REVENUE


                                      Prepared by:


                                      -------------------------------
                                      Name

                                      -------------------------------
                                      Title

                                      -------------------------------
                                      Date


PLEASE MAIL THIS STATEMENT ALONG WITH YOUR REMITTANCE CHECK TO THE REMITTANCE ADDRESS BELOW. AT THE SAME TIME FAX A COPY TO THE IBM CONTRACT COORDINATOR.

   IBM Corporation
   SVO SUPPORT OPERATIONS Control Desk - H09R1
   P.O. Box 2150
   Atlanta, GA 30301-2150

                SOW 01 EXHIBIT - MONTHLY ELECTRONIC SALES SUMMARY

COMPANY NAME & ADDRESS: CYBERSOURCE CORPORATION, 1050 CHESTNUT STREET, SUITE 202, MENLO PARK, CA 94025.

IBM AGREEMENT NUMBER: CAR-C95635-00, DATED OCTOBER 13, 1995

IBM CONTRACT COORDINATOR: R.E. (ROBERT) HOLTZCLAW

REPORT PERIOD ENDING: MONTH ENDING ____________ , 19__.



SUBMIT REPORT AS PER ATTACHED SAMPLE.

THE FILE CONTAINING THE REPORT INFORMATION SHALL BE IN ASCII FORMAT THAT CONTAINS ROWS OF DATA WITH DELIMITERS. A DELLIMITER IS A COMMA (,), SPACE, COLON (:), OR SEMICOLON (;) ENTERED BETWEEN NUMBERS AND LABELS In EACH ROW. EACH ROW MUST END WITH A CARRIAGE RETURN. ALL LABELS MUST BE ENCLOSED In QUOTATION MARKS (").

FOR EXAMPLE,

                  "Stolper", "Boston", 1400,1300,2800

IS A LINE FROM A DELIMITED TEXT FILE.

PLEASE TRANSMIT THIS REPORT VIA E-MAIL TO: KLORENSEN@VNET.IBM.COM


PREPARED BY:


-------------------------------
NAME

-------------------------------
TITLE

-------------------------------
DATE

                                    [SAMPLE]


                            CyberSource Corporation
                            Electronic Sales Summary
                              Jun 01 - Jun 30 1995


     Supplier
     IBM SOFTWARE

                            Part Number    Description
                            PKIN711498     OS/2 LAN SERVER V4.0 REQUESTER     SINGLE 1-DOC W/CERTIFICATE
                                                      First,                                 City / St,
Order Date   Order / ID   Serial Number / Platform    Last / Company    Address              Zip, Cntry       Phone / Fax     Price
----------   ----------   ------------------------    --------------    ------------------   ---------------  ------------    ------
Jun 1 1995  O00028449                                 John Benton       2549 West Golf Rd.   Hoffman Estates  708-736-0190     37.18
                          OS/2            LICS        B&B Computing     Ste. 338             IL 60194 USA     708-736-0191
                                                        Inc.
                                                                                                             Sub-Total         37.18


                            Part Number    Description
                            PKIN711476     OS/2 LAN SERVER ENTRY V4.0         SINGLE 1-DOC

                                                      First,                                 City / St,
Order Date   Order / ID   Serial Number / Platform    Last / Company    Address              Zip, Cntry       Phone / Fax     Price
----------   ----------   ------------------------    --------------    ------------------   ---------------  ------------    ------
Jun 1 1995  O00028448                                 John Benton       2549 West Golf Rd.   Hoffman Estates  708-736-0190    556.16
                          OS/2            CROM        B&B Computing     Ste. 338             IL 60194 USA     708-736-0191
                                                        Inc.
                                                                                                             Sub-Total        556.16



                            Part Number    Description
                            PKIN393114     C SET++ V2.1 OS/2 WARP             SINGLE 1-DOC

                                                      First,                                 City / St,
Order Date   Order / ID   Serial Number / Platform    Last / Company    Address              Zip, Cntry       Phone / Fax     Price
----------   ----------   ------------------------    --------------    ------------------   ---------------  ------------    ------
Jun 4 1995  O00028785                                 Joe Liemandt      6034 West Courtyard  Austin           512-794-5900    400.64
                          OS/2            CROM        Trilogy                                TX 78730 USA     512-794-8900

                                                                                                             Sub-Total        400.64

                                                                                 Total for period Jun 01 - Jun 30 1995        993.98

                                [IBM LETTERHEAD]


William S. Kiernan, President & CEO
CyberSource Corporation
1050 Chestnut Street, Suite 201
Menlo Park, CA 94025

SUBJECT:       Agreement Modifications

REFERENCE:     software.net(TM) Service Agreement (IBM Reference CAR-C95734-00)

Dear Mr. McKiernan:

CyberSource Corporation and IBM Corporation have entered into the referenced Agreement whereby CyberSource will package and electronically distribute IBM Software Component Products to End User customers via CyberSource's Reusable Software Component Market.

This letter serves as an attachment to the Agreement as follows:

      Modify "Section 11. Confidentiality" to read as follows for all IBM Products entered into CyberSource's Reusable Software Market under the software.net(TM) Service Agreement:

            "Notwithstanding the terms in Section 11, Confidentiality, of the software.net(TM) Service Agreement, the terms and conditions of the Agreement for Exchange of Confidential Information (AECI), between IBM and CyberSource, number CAR-C95552-00, dated August 30, 1995, will prevail."

PLEASE INDICATE AGREEMENT TO THE FORGOING BY SIGNING AND DATING BOTH COPIES OF THIS LETTER, RETURNING ONE (1) ORIGINAL TO IBM AT THE ABOVE ADDRESS AND RETAINING THE SECOND ORIGINAL FOR YOUR RECORDS.

                            ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS                 CYBERSOURCE CORPORATION
MACHINES CORPORATION

BY: /s/ ROBERT HOLTZCLAW               BY: /S/ WILLIAM S. MCKIERNAN
    -------------------------------        ----------------------------------

NAME: R.E. (ROBERT) HOLTZCLAW          NAME: William S. McKiernan
                                             --------------------------------
                                             PRINT NAME

TITLE: CONTRACT RELATIONS              TITLE: President & CEO
                                              -------------------------------

DATE: 11-10-95                         DATE: 11/12/95
      ----------------------------           --------------------------------

                                                           IBM Reference Number:
                                                           CAR-C95734-00


                       SOFTWARE.NET(TM) SERVICE AGREEMENT

                       REUSABLE SOFTWARE COMPONENT MARKET


This Agreement is made and entered into on November 10, 1995 by and between CyberSource Corporation, a United States Corporation located at 1050 Chestnut Street, Suite 200, Menlo Park, California, 94025 ("Service Provider") and International Business Machines Corporation (IBM Corp.) located at 3039 Cornwallis Rd., Research Triangle Park, NC, 27709-2195 a Delaware, United States Corporation ("Vendor").

BACKGROUND

a. Vendor is the Developer and Owner of all rights to the Software identified in Exhibit A.

b. Vendor desires to enter into a Service Agreement with Service Provider whereby Service Provider will be responsible for packaging Vendor's Software and associated Documentation, and electronically distributing such packaged Software Products to End User customers in accordance with the terms and conditions of this Agreement.

c. Service Provider desires to obtain the right to package Vendor's Software and Documentation, and to electronically distribute same in accordance with the terms of this Agreement.

NOW THEREFORE, the parties hereby agree as follows:

1.    DEFINITIONS.

a. SOFTWARE means the executable object code for Vendor's software identified on Exhibit A, including all subsequent versions thereof provided to Service Provider pursuant to this Agreement.

b. DOCUMENTATION means all computer readable collateral materials normally provided from time to time by Vendor to End Users for use of the Software, that are identified in Exhibit A, and all subsequent versions thereof provided to service Provider pursuant to this Agreement.

c. END USER AGREEMENT means the computer readable license agreement attached hereto as Exhibit B that governs the use of the Software by End Users, and which is to be included with each copy of the Product sold by the Service Provider hereunder.

d. SERVICE PROVIDER MATERIALS means computer readable materials provided by Service Provider for inclusion in an electronic package containing the Software, Documentation, and End User Agreement, which materials have been approved in advance, in writing, by Vendor.

e. PRODUCT means a copy of the Software, Documentation, End User Agreement and Service Provider Materials, if any, packaged in computer readable form together for electronic delivery on software.net in accordance with this Agreement.

f. END USER means a person or entity that acquires a Product for it's own use rather than resale or distribution.

g.    RETAIL SALES PRICE means the price paid by the End User for the Product.

h. VENDOR TRADEMARKS means the trademarks, trade names, and logos used by Vendor and identified on Exhibit A.

                                                           IBM Reference Number:
                                                           CAR-C95734-00

i. TERRITORY means all countries in the world except (i) countries to which export or re-export of any Product, or the direct products of any Product is prohibited by United States law without first obtaining the permission of the United States Office of Export Administration or its successor, and (ii) countries that may be hereafter excluded pursuant to the terms of this Agreement.

j. PRODUCTION FEE means the fee charged by Service Provider to Vendor for packaging of Software in a secure package acceptable for electronic delivery.

k. TRANSACTION FEE means the fee charged by Service Provider, equal to 30% of the Retail Sales Price, to Vendor for marketing, transaction processing and electronic delivery of Product.

2.    LICENSE.

a. RIGHTS GRANTED TO SERVICE PROVIDER. Vendor grants Service Provider a non-exclusive license and right to:

1. reproduce the Software, Documentation, and the End User Agreement in computer readable form;

2. to incorporate Service Provider's name and/or logo in the Documentation, subject to prior approval of Vendor;

3. package the Software, Documentation, Service Provider Materials and the End User Agreement in a computer readable manner specified by Vendor;

4. utilize the Vendor Trademarks in connection with the replication of the Software, packaging and distribution of the Products, in manner specified by Vendor; and

5. deliver the Products to End Users in the Territory, subject to the restrictions set forth in this Agreement.

b. RIGHTS RESERVED TO VENDOR. Service Provider acknowledges that the Software and Documentation are the property of Vendor it its licensors and that Service Provider has no rights in the foregoing except those expressly granted by this Agreement. Nothing herein shall be construed as restricting Vendor's right to sell, lease, license modify, publish or otherwise distribute the Software or Documentation, in whole or in part, to any other person.

3.    REPRODUCTION BY SERVICE PROVIDER.

a. REPRODUCTION AND PACKAGING. Service Provider agrees to accurately replicate the Software, Documentation and End-User Agreement provided by the Vendor in computer readable form, and to package these items as specified by the Vendor.

b. VENDOR TRADEMARKS AND LEGENDS. Service Provider shall include copies of the Vendor Trademarks, copyright notices and other proprietary rights legends, on all copies of the Documentation and Software that it packages in computer readable form, in the manner specified by the Vendor.

4.    DISTRIBUTION BY SERVICE PROVIDER.

a. INVENTORY. Service Provider will maintain access to software.net sufficient to serve adequately the needs of End User Customers.

                                                           IBM Reference Number:
                                                           CAR-C95734-00


b. PACKAGING. Service Provider will distribute the Products only as packaged in accordance with this Agreement, with all packaging, warranties, disclaimers and End User Agreements intact. Service Provider will make copies of the current End User Agreement available to End User customers in computer readable form.

c. PRODUCT RETURNS. Service Provider agrees to honor any refund requests received from End User customers pursuant to the terms of the End User Agreement relating to products distributed by Service Provider.

d. COST OF DISTRIBUTION. Costs relating to evaluation, packaging and delivery of the Software and Documentation shall be borne by the Service Provider except as provided for in Exhibit C.

5.   SERVICE PROVIDER MARKETING OBLIGATIONS.

a. MARKETING EFFORTS. Service Provider agrees to use its best efforts to market, promote and electronically deliver the most current version of the Product.

6.   VENDOR'S DELIVERY OBLIGATIONS.

a. INITIAL DELIVERABLES. Vendor shall deliver the current version of the Software and Documentation to Service Provider immediately following execution of this Agreement. Vendor will provide Service Provider with (i) copies of the Software on master diskettes, (ii) product specification information in HTML format, or in another mutually agreeable computer readable form that can be reproduced by the Service Provider, (iii) product documentation in a computer readable form mutually agreeable to the parties that can be reproduced by the Service Provider, (iv) at Vendor's discretion, press releases and announcements in a computer readable form mutually agreeable to the parties that can be reproduced by the Service Provider, and (v) advertisement in Vendor's World Wide Web home page with hypertext link to software net's home page if Vendor maintains a home page.

b. COMPLETENESS AND ACCURACY. Vendor is responsible for the completeness and accuracy of the Initial Deliverables.

c. NEW VERSIONS. Vendor shall provide Service Provider with computer readable copies of all new releases, updates, or revisions of the Software and Documentation within a reasonable time after each such release is made generally available by Vendor. Vendor will notify Service Provider of its plans for each new release, update or revision of the Software or Documentation within a reasonable period of time prior to such release.

d. NEW PRODUCTS. Service Provider understands and acknowledges that vendor continually reviews software products available on the market and conducts its own research and development activities with respect to the internal development of such new products. Vendor makes no representations or warranties with respect to continued availability of any of the Software covered by this Agreement, or the nature of availability of any future modifications, updates, of enhancements thereto. Similarly, Vendor makes no representations with respect to any new product offerings it may make in the future, the compatibility of such products with the Software covered by this Agreement, or the availability of such new products to the Service Provider.

e. RETAIL SALES PRICE. Vendor shall have the sole discretion to set the price charged to End Users for the Product.

7.   VENDOR'S SUPPORT OBLIGATIONS.
a. SUPPORT FOR END USERS. Vendor will provide support to End Users of the Software to be distributed hereunder, in accordance with its then-current published software support policy if any.
b. SUPPORT FOR SERVICE PROVIDER. Vendor will provide Service Provider, without charge, such technical information, current maintenance documentation, and telephone assistance as is necessary to enable Service Provider to effectively reproduce, package and distribute the Software. Service Provider is not entitled to source code for the Software.

8.   VENDOR'S WARRANTIES.
a. AUTHORITY. Vendor represents that it has the right and authority to enter into this Agreement and to grant Service Provider the rights to the Software and Documentation granted in this Agreement.
b. MEDIA. Vendor warrants to Service Provider that the media on which the Software is delivered to Service Provider is free from defects in material and workmanship. Vendor agrees to replace any media delivered to Service Provider that proves defective.
c. NON-INFRINGEMENT. Vendor warrants to Service Provider that the reproduction and distribution of the Software, Documentation and End User Agreement by Service Provider and the use of Vendor Trademarks in connection therewith, will not infringe upon the statutory copyrights and valid proprietary rights of any third party.
d. END USER WARRANTIES. To the extent Vendor may provide a warranty for the End Users of the Software, its provisions are set forth in the End User Agreement attached as Exhibit B. Service Provider is not authorized to make any other warranties on Vendor's behalf.

9.   SERVICE PROVIDER WARRANTIES.
a. AUTHORITY. Service Provider represents that it has the right and authority to enter into this Agreement.
b. REPLICATION. Service Provider represents and warrants that it will accurately replicate the Software and Documentation, and that all Software distributed by the Service Provider will not contain any viruses, worms, date bombs, or other code that is specifically designed to cause the Software to cease operating, or to damage, interrupt, or interfere with any End User's software or data.
c. DISTRIBUTION. Service Provider represents that Product distribution will be made only as authorized by Vendor in Exhibit A.

10.  PAYMENTS.
a. TAXES. Service Provider will pay, or require its End User customers to pay, all federal, state and local taxes designated, levied, or based upon the sale of Products by Service Provider.

b. PAYMENT AND REPORTS. Service Provider will pay Vendor the Retail Sales Price less the Transaction Fee in accordance with the Schedule attached hereto as Exhibit C, for each copy of a Product delivered to an End User by Service Provider. However, no payment shall be due the Vendor for copies of Products where a refund is provided to an End User in accordance with the terms of the End User Agreement and accompanied by an executed Letter of Destruction from the End User, or because of defects or errors, regardless of source. Service Provider will provide Vendor with a written report (the "Report"), specifying the number of copies of Products that Service Provider has electronically shipped during the immediately prior month, and the calculation of the amounts due to Vendor in connection therewith.

c. END USER INFORMATION. Service Provider will provide to Vendor within thirty (30) days after the end of each month, a report for the immediately prior month showing (i) the name and address of each End User that purchased the Product from Service Provider, and (ii) the name and quantity of the Product purchased by the End User.

d. BOOK AND RECORDS. Service Provider agrees to maintain adequate books and records relating to the distribution of Products to End User Customers. Such books and records shall be available at their place of keeping for inspection by Vendor or its representative, for the purpose of determining whether the correct fees have been paid to Vendor in accordance with the terms of this Agreement, and whether Service Provider has otherwise complied with the terms of this Agreement. Vendor shall have the right to conduct such an audit upon ten (10) days advance notice twice each year. In the event that such an audit discloses an underpayment of more than five percent (5%), then Service Provider shall pay the costs of such audit.

e. FAILURE TO PAY. Any sales fee payment or part of a payment that is not paid when due shall bear interest at the rate of 1.5% per month from its due date until paid. Failure of Service Provider to pay any fees or other charges when due shall constitute sufficient cause for Vendor to immediately suspend its performance hereunder and/or to terminate this Agreement.

11.   CONFIDENTIALITY.

Service Provider and Vendor acknowledge that, from time-to-time, they may be exposed to certain information concerning the Products, Services, Business Plans and other information not generally known to the public ("Confidential Information"). Service Provider and Vendor agree to take appropriate steps to protect such Confidential Information for unauthorized disclosure, that they will not disclose such Information to any third party, and that they will not use any Confidential Information (other than as authorized by this Agreement) without the prior written consent of the other party. The parties' obligations with respect to Confidential Information shall continue for the shorter of three (3) years from the date of termination of this Agreement, or until such Information becomes publicly known other than by breach of this Agreement.

12.   VENDOR TRADEMARKS.

a. USE. Service Provider acknowledges that the Vendor Trademarks are trademarks owned solely and exclusively by Vendor, and agrees to use the Vendor Trademarks only in the form and manner and with the appropriate legends as prescribed by Vendor. Service Provider agrees not to use any other trademark or service mark in connection with any of the Vendor Trademarks without prior written approval of Vendor. All use of Vendor Trademarks shall inure to the benefit of Vendor.

b. NOTICES. Service Provider shall not remove, alter, cover or obfuscate any copyright notice or other proprietary rights notice placed in or on the Software or Documentation by Vendor.

13.   INDEMNIFICATION.

a. BY VENDOR. Vendor will defend, indemnify and hold Service Provider harmless from and against any and all liabilities, losses, damages, costs and expenses (including legal fees and expenses) associated with any claim or action brought against Service Provider for actual or alleged infringement of any US patent, copyright, trademark, service mark, trade secret, or other proprietary rights based upon the duplication, sale, license, or use of the Software or Documentation by Service Provider in accordance with this Agreement, provided that Service Provider promptly notifies Vendor in writing of the claim and allows vendor to control, and fully cooperates with vendor in, the defense and all related settlement negotiations. Vendor shall have no liability for any settlement or compromise made without its consent. Upon notice of an alleged infringement, or if in the Vendor's opinion such a claim is likely, Vendor shall have the right, at its option, to obtain the right for Service Provider to continue to exercise the rights granted under this Agreement, substitute other software with similar operating capabilities, or modify the Software so that it is no longer infringing. In event that none of the above options are reasonably available, in Vendor's sole opinion, Vendor may terminate this Agreement.

b. BY SERVICE PROVIDER. Service Provider shall indemnify and hold Vendor harmless from and against any and all liabilities, losses, damages, costs and expenses (including legal fees and expenses) associated with any claim or action brought against Vendor that may arise from Service Provider's improper or unauthorized replication, packaging, marketing, distribution, or installation of the Software, including claims based on representations, warranties, or misrepresentations made by Service Provider, or any other improper or unauthorized act or failure to act on the part of Service Provider.

14. LIMITATION OF LIABILITY. BOTH PARTIES LIABILITY SHALL BE LIMITED TO DIRECT DAMAGES AND, EXCEPT AS PROVIDED IN THE SECTION ENTITLED "INDEMNIFICATION," SHALL NOT EXCEED THE TOTAL AMOUNT OF THE TRANSACTION FEES PAID BY SERVICE PROVIDER TO VENDOR HEREUNDER. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUFFERED BY THE OTHER PARTY, EVEN IF IT HAS PREVIOUSLY BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

15.  TERM AND TERMINATION.

a. TERM. This Agreement will continue in effect for two (2) years from the date hereof ("Initial Term"). Upon expiration of the Initial Term and each Renewal Term thereafter, this Agreement will be automatically renewed for an additional one (1) year term ("Renewal Term") unless terminated by either party upon ninety (90) days' notice prior to the expiration of the Initial Term or any Renewal Term.

b. TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement for convenience by giving the other party ninety (90) days written notice of the intent to terminate the Agreement.

c. TERMINATION FOR BREACH. Either party may terminate this Agreement prior to the expiration of any Term in the event of a material breach of the terms or conditions of this Agreement by the other party which breach is not cured within thirty (30) days of written notice from the party not in breach. In addition to these rights of termination, each party will have the right, in the event of an uncured breach by the other party, to avail itself of all remedies or causes of action, in law or equity, for damages as a result of such breach.

d. EFFECT OF TERMINATION. Upon termination of this Agreement for any reason, Service Provider will immediately cease distribution of the Software and Documentation. Service Provider shall remit all Royalties and other fees due to Vendor within twenty (20) days of such termination.

e. EFFECT ON END USERS. Termination by either party will not affect the rights of any End User under the terms of the End User Agreement.

16.  GENERAL PROVISIONS.

a. ASSIGNMENT. This Agreement may not be assigned by Service Provider or by operation of law to any other person, persons, firms, or corporations without the express written approval of Vendor.

b. NOTICES. All notices and demands hereunder shall be in writing and shall be served by personal service or by mail at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices and demands by mail shall be certified or registered mail, return receipt requested, or by nationally-recognized private express courier, and shall be deemed complete upon receipt.

c. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California.

d. WAIVER OF RIGHT TO JURY TRIAL. Both parties agree to waive any right to a jury trial in any case arising out of or in conjunction with this Agreement.

e. RELATIONSHIP OF THE PARTIES. Each party is acting as an independent contractor and not as an agent, partner, or joint venturer with the other party for any purpose. Except as provided in this Agreement, neither party shall have the right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.

f. SURVIVAL OF CERTAIN PROVISIONS. The confidentiality (Section 11), indemnification (Section 13), liability limitation (Section 14), governing law (Section 16 C) and waiver of right to jury trial (Section 16 D) obligations set forth in the Agreement shall survive the termination of the agreement by either party for any reason.

g. HEADINGS. The titles and headings of the various sections and paragraphs in this Agreement are intended solely for convenience of reference an are not intended for any other purpose whatsoever, or to explain, modify or place any construction upon or on any of the provisions of this Agreement.

h. ALL AMENDMENTS IN WRITING. No provisions in either party's purchase orders, or in any other business forms employed by either party will supersede the terms and conditions of this Agreement, and no supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

i. ENTIRE AGREEMENT. The parties have read this Agreement and agree to be bound by its terms, and further agree that this Agreement and its Exhibits constitute the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the subject hereof and to the subject hereof. No representations or statements of any kind made by either party, which are not expressly stated herein, shall be binding on such party.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

CYBERSOURCE CORPORATION                    VENDOR       IBM Corporation

By: /s/ WILLIAM S. MCKIERNAN               By: /s/ R. E. HOLTZCLAW
   -----------------------------              -----------------------------

Name:  William S. McKiernan                Name:  R. E. Hotzclaw
Title: President & CEO                     Title: Contract Relations

                                   EXHIBIT A

I. SOFTWARE PRODUCTS

IBM LanguageWare Dictionary, Spell Check, and Thesaurus Parts

II. REQUIREMENTS CHECKLIST

The "checklist" of things needed to complete the process are:

1) Executed Service Provider Agreement.
2) Master copy of the Software. Please see Technical Specifications for Submission of Software Products for more details.
3) Computer-readable electronic End User license (.txt file).
4) A range of 100 license numbers (if the Product is serialized).
5) Computer-readable product documentation (html or .txt file).
6) Computer-readable product specification sheet, collateral, or other information (html or .txt file).
7) Trademarks/logos (.gif file).
8) Trial, demonstration or free versions of the Products if available.

III. VENDORS APPROVED TERRITORY

Provide description of Territory where Service Provider may electronically deliver Product.

Software Product may be distributed in Territory as defined in Section 1, Definitions, subsection i. Territory in the base Agreement.

                                   EXHIBIT A

I. SOFTWARE PRODUCTS

IBM LanguageWare Dictionary, Spell Check, and Thesaurus Parts, International
Pack

II. REQUIREMENTS CHECKLIST

The "checklist" of things needed to complete the process are:

1) Executed Service Provider Agreement.
2) Master copy of the Software. Please see Technical Specifications for Submission of Software Products for more details.
3) Computer-readable electronic End User license (.txt file).
4) A range of 100 license numbers (if the Product is serialized).
5) Computer-readable product documentation (html or .txt file).
6) Computer-readable product specification sheet, collateral, or other information (html or .txt file).
7) Trademarks/logos (.gif file).
8) Trial, demonstration or free versions of the Products if available.

III. VENDORS APPROVED TERRITORY

Provide description of Territory where Service Provider may electronically deliver Product.

Software Product may be distributed in Territory as defined in Section 1, Definitions, subsection i. Territory in the base Agreement.

                                   EXHIBIT B

                               END USER AGREEMENT

(insert copy of End User Agreement to be furnished in computer-readable form, HTML, to Service Provider)

[LOGO]  INTERNATIONAL SOFTWARE COMPONENT LICENSE AGREEMENT

PART 1 - GENERAL TERMS
________________________________________________________________________________

YOU MUST READ AND ACCEPT THIS AGREEMENT BEFORE USING OR INSTALLING THE SOFTWARE COMPONENT. TO ACCEPT THE TERMS OF THIS AGREEMENT, PRESS THE "ACCEPT" BUTTON AT THE END OF THIS LICENSE. IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, PRESS THE "REJECT" BUTTON AT THE END OF THIS LICENSE AND YOUR ORDER FOR THIS PRODUCT WILL BE TERMINATED.

The Software Component is owned by International Business Machines Corporation or one of its subsidiaries (IBM) or an IBM supplier, and is copyrighted and licensed, not sold.

IBM grants you a nonexclusive license for the Software Component. If IBM grants you multiple licenses for the Software Component, the terms of this Agreement apply to each license. The term "Software Component" means the original Software Component and all whole or partial copies of it, including portions merged into programs. A Software Component consists of machine-readable instructions, audio/visual content (such as images, text, recordings, or pictures), and related licensed materials.

THIS AGREEMENT INCLUDES PART 1 - GENERAL TERMS, PART 2 - COUNTRY UNIQUE TERMS, AND PART 3 - DISTRIBUTION INFORMATION. THE TERMS OF PARTS 2 AND 3 MAY REPLACE OR MODIFY THOSE OF PART 1. ANY SUCH ADDITIONAL TERMS ARE PART OF THIS AGREEMENT.

1.   LICENSE

LICENSE OPTIONS

IBM established prices for Software Components based on the number of licenses you acquire. You are licensed to use the Software Component based on the option you select.

If you select a SINGLE LICENSE OPTION, you may:

     1. use the Software Component only on one machine at a time and make a single copy for backup, and

     2. use the Software Component to create a derivative work and make a single copy for backup.

If you select a MULTIPLE LICENSE OPTION, you may:

     1. make additional copies of the Software Component to be redistributed by you within your enterprise, or distribute to machines within your enterprise via a network distribution-only server, up to the total number of licenses you are granted, and/or

     2. create a derivative work and make copies for redistribution up to the total number of licenses you are granted, and

     3. grant a sublicense to allow a sublicensee to make a single copy of your derivative work for backup.

All license usage for the multiple license option is cumulative. Part 3 - Distribution Information sets forth the distribution license provisions governing the multiple license option.

USE OF THE SOFTWARE COMPONENT

You agree to ensure that anyone who uses the Software Component (accessed either locally or remotely) does so only in accordance with the terms of the Agreement.

A Software Component is considered to be in use when it resides in memory or is otherwise stored on a machine. A Software Component stored on a network solely for the purpose of being distributed to other machines is not considered to be in use.

For a Software Component managed by a license management tool, copies may be made and stored on machines under control of that tool, but your use may not exceed the total number of distribution licenses you have been granted under this Agreement.

Each Software Component may be stored on a primary and another machine, provided the Software Component is not in active use on both machines at the same time.

You may not 1) use, copy, merge, transfer, sublicense, rent or lease the Software Component except as provided in this Agreement, or 2) reverse assemble, reverse compile, or otherwise translate the Software Component except as specifically permitted by law without the possibility of contractual waiver.

You may 1) copy the Software Component for backup and 2) merge the Software Component into another program. You must reproduce the copyright notice and any other legend of ownership on each copy, or partial copy, of the Software Component.

TRANSFER OF RIGHTS AND OBLIGATIONS

You may transfer all your rights and obligations under a license for a Software Component to another party.

To transfer such rights and obligations, you must transfer a copy of this Agreement and all other documentation (including proof of entitlement), and at least one complete, unaltered copy of the Software Component to the other party. Your license is then terminated.

2.    CHARGES, PAYMENT, TAXES, AND REFUND

Payment must be made to the party from whom you acquire the Software Component.

If you change the number of users or exceed the distribution authorized by the type of license option you initially select, you agree to pay the applicable charges for the additional licenses.

In the event you are dissatisfied with the Software Component for any reason, you may obtain a refund within 15 days of initial purchase by notification to the party from whom you acquired the Software Component. A refund will be made upon receipt of certification that you have destroyed all copies of the Software Component to which you have been granted a license, and any derivative works thereof.

3.    DISCLAIMER OF WARRANTY

IBM does not warrant uninterrupted or error-free operation of the Software Component.

THE SOFTWARE COMPONENT IS PROVIDED "AS-IS." IBM MAKES NO WARRANTIES EXPRESS OR IMPLIED INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK RISING OUT OF USE OR PERFORMANCE OF THE SOFTWARE COMPONENT REMAINS WITH YOU.

Some jurisdictions do not allow the exclusion or limitation of implied warranties so the above provision relating thereto may not apply to you.

4.    COPYRIGHTS

If a third party claims that a Software Component IBM provides to you infringes that party's copyright, IBM will, at its expense, defend you against that claim and pay all costs, damages, and attorney's fees that a court finally awards, provided that you 1) promptly notify IBM in writing of the claim and 2) allow IBM to control, and cooperate with IBM in, the defense and any related settlement negotiations. If such a claim is made or appears likely to be made, you agree to permit IBM to enable you to continue to use the Software Component, or to modify it, or replace it with one that is at least functionally equivalent. If IBM determines that none of these alternatives is reasonably available, you agree to return the Software Component to IBM on IBM's written request. IBM will then give you a credit for a one-time charge Software Component, provided its total charges have been fully paid. This is IBM's entire obligation to you regarding any claim of infringement. IBM has no obligation regarding any claim based on any of the following: 1) your modification of a Software Component; 2) the combination, operating, or use of a Software Component with any programs, data, or apparatus that IBM did not provide; or 3) infringement by a non-IBM Software Component.

5.    LIMITATION OF LIABILITY

Regardless of the basis on which you may be entitled to recover damages from IBM, for any claim (including fundamental breach, negligence, misrepresentation or other tort), IBM's liability will only be for 1) payments referred to in the copyright terms described above; 2) bodily injury (including death), and damage to real property and intangible personal property; and 3) the amount of any other actual direct damages or loss, up to IBM's then generally available license charge for the Software Component.

IBM WILL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OR FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR SAVINGS), EVEN IF IBM, OR THE PARTY FROM WHOM YOU ACQUIRED THE SOFTWARE COMPONENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

IBM will not be liable for 1) loss of, or damage to, your records or data or 2) any damages claimed by you based on any third party claim.

This limitation of liability also applies to any developer of a Software Component supplied to IBM. It is the maximum for which we are collectively responsible.

6.    GENERAL

You may terminate your license at any time. If you do so, all your license rights to the Software Component are terminated. You may keep a copy of the Software Component in your archives.

IBM may terminate your license if you fail to comply with the terms of this Agreement. If IBM does so, all your license rights to the Software Component are terminated and you must destroy all your copies and/or derivative works of it.

You agree to comply with all applicable export laws and regulations.

Neither party may bring a legal action under this Agreement more than two years after the cause of action arose.

This license is governed by the laws of the country in which you use the Software Component.

[IBM LOGO]  INTERNATIONAL SOFTWARE COMPONENT LICENSE AGREEMENT

PART 2 -- COUNTRY UNIQUE TERMS

--------------------------------------------------------------------------------

AUSTRALIA: DISCLAIMER OF WARRANTY (SECTION 3): The warranties specified this Section are in addition to any rights you may have under the Trade Practices Act or other legislation and are only limited to the extent permitted by the applicable legislation.

LIMITATION OF LIABILITY (SECTION 5): The following paragraph is added to this
Section:

Where IBM is in breach of a condition or warranty implied by the Trade Practices Act of 1974, IBM's liability is limited to: (a) where IBM supplied services - the cost of having the services supplied again; or (b) where IBM supplied goods
- the repair or replacement of the goods, or the supply of equivalent goods. Where that condition or warranty relates to right to sell, quiet possession or clear title, or the goods are of a kind ordinarily acquired for personal, domestic or household use or consumption, then none of the limitations in this paragraph apply.

CANADA: GENERAL (SECTION 6): This agreement is governed by the laws of the Province of Ontario.

CENTRAL EUROPE & RUSSIA: GENERAL (SECTION 6): This Agreement is governed by the material laws of Austria. All disputes and controversies between the parties arising out of, or in connection with, this Agreement or its implementation, performance or interpretation, shall be finally settled under the Rules of Arbitration and Reconciliation of the Arbitral Centre of the Federal Economic Chamber in Vienna (Vienna Rules), by three arbitrators appointed in accordance with said Rules. The arbitration shall be held in Vienna, Austria. The official language of the proceedings shall be English. The decision of the arbitrators shall be final and binding upon both parties and therefore, the parties pursuant to paragraph 598(2) of the Austrian Code of Civil Procedure, expressly waive the application of paragraph 595(1), figure 7 of said Code. The clauses set forth above shall, however, in no way limit our right to institute proceedings in any competent court.

ESTONIA, LATVIA, LITHUANIA: GENERAL (SECTION 6): All disputes arising in connection with the present Agreement shall be finally settled in Arbitration. Each party shall appoint one arbitrator and they shall jointly appoint the chairman. If they cannot agree on the chairman, then the chairman shall be appointed by the Central Chamber of Commerce in Helsinki. In the Arbitration the law on Arbitration will be adhered to. Finnish law shall apply. The arbitrators shall come together in Helsinki.

GERMANY, AUSTRIA, SWITZERLAND: DISCLAIMER OF WARRANTY (SECTION 3): The warranty for an IBM Program covers the functionality of the Software Component for its normal use. In case a Software Component is delivered without specifications, IBM will only warrant that the Software Component information correctly describes the Software Component, and that the Software Component can be used according to the Software Component information. In case non-IBM Software Components are contracted by IBM and delivered by IBM, the warranty for IBM Software Components is applicable unless otherwise agreed in a transaction document. Warranty service for non-IBM Software Components may be performed by non-IBM manufacturers.

LIMITATION OF LIABILITY (SECTION 5): The limitations and exclusions specified in the Agreement will not apply to damages caused by us with intention or gross negligence. IBM is liable for assured characteristics.

GENERAL (SECTION 5): The limitation on bringing a legal action is not applicable in case of tort by either IBM or you, or our agents.

ISRAEL: GENERAL (SECTION 6): The limitation on bringing a legal action will be according to the law of limitation provided a notification concerning the cause of action was sent no more than two years after the cause of action arose or became known to plaintiff.

IRELAND: DISCLAIMER OF WARRANTY (SECTION 3): No statement in this Agreement shall affect the statutory rights of consumers.

MIDDLE EASTERN COUNTRIES: ABU-DHABI (UAE), BAHRAIN, DUBAI (UAE), OMAN, KUWAIT, QATAR

GENERAL (SECTION 6): This Agreement is governed by the law and jurisdiction of Bahrain.

NEW ZEALAND: DISCLAIMER OF WARRANTY (SECTION 3): The warranties specified in this Section are in addition to any rights you may have under the Consumers Guarantee Act of 1993 or other legislation which cannot be excluded or limited. The Consumer Guarantees Act of 1993 will not apply in respect of any goods or services which IBM provides, if you require the goods or services for the purposes of a business as defined in that Act.

LIMITATION OF LIABILITY (SECTION 5): The following paragraph should be added to this Section:

Where products or services are not acquired for the purposes of a business as defined in the Consumer Guarantees Act 1993, the limitations in this Section are subject to the limitations in that Act.

PEOPLE'S REPUBLIC OF CHINA: CHARGES, PAYMENT, AND TAXES (SECTION 2): All banking charges incurred in the People's Republic of China shall be borne by you and those incurred outside the People's Republic of China shall be borne by us.

GENERAL (SECTION 6): The laws of the State of New York govern this Agreement. Any dispute concerning this Agreement may be settled by arbitration. The arbitration will take place in Stockholm, Sweden, under the auspices of the International Arbitration Center in English in accordance with the rules then in effect under the United Nations Commission on International Trade Law (UNCITRAL). The arbitration award will be final and binding on both parties and both parties shall act accordingly. The arbitration fee shall be borne by the losing party.

UNITED KINGDOM: LIMITATION OF LIABILITY (SECTION 5): Add the following paragraph at the end of the first paragraph:

The limitation of liability shall not apply to any breach of IBM's obligations implied by Section 12 of the Sales of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.

UNITED STATES OF AMERICA: General (Section 6): This Agreement is governed by the laws of the State of New York.

[IBM logo] INTERNATIONAL SOFTWARE COMPONENT LICENSE AGREEMENT

PART 3 - DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------

1. DISTRIBUTION LICENSE

The following license terms apply to distribution when you select the multiple license option in Part 1.

IBM grants to you a world-wide, nonexclusive, nontransferable copyright license to integrate the parts and files supplied with the Software Component in and distribute as part of your program, provided 1) they are an integral part of your program; 2) your program is dependent upon them; 3) your program is not merely a set or subset of the Software Component; and 4) that you abide by the following:

You reproduce and distribute the parts and files in object code format only.

You place an adequate copyright notice on all copies of your program. Each copy of your program must be labeled as follows:

     "Portions of this product are copyrighted materials of International Business Machines Corporation and are reproduced with permission."

You remain solely responsible to anyone receiving your program for any support, service, upgrades, or technical or other assistance.

You indemnify and hold IBM harmless from and against any claims or liabilities arising out of the use, reproduction, or distribution of your program.

You agree not to use IBM's name or trademark in connection with the marketing of your program without IBM's prior written consent.

You distribute your program pursuant to a license agreement which prohibits the recipient from copyright (except for backup purposes), transferring reverse assembling, reverse compiling, or otherwise translating the program.

--------------------------------------------------------------------------------

                                                           IBM Reference Number:
                                                           CAR-C95734-00


                                   EXHIBIT C

              PRODUCTION, RETAIL SALES PRICE AND TRANSACTION FEES

     Product: IBM LanguageWare Dictionary, Spell Check, and Thesaurus Parts

I. PRODUCTION FEE----------------------WAIVED-----------------------

The Production Fee shall be $99.00 per Product payable to Service Provider upon submission of product. This production fee is subject to change without notice.

II. RETAIL SALES PRICE AND TRANSACTION FEE SCHEDULE

                                    Retail       Transaction        Net Due
Product Name                      Sales Price        Fee            Vendor
------------                      -----------        ---            ------
IBM LanguageWare Dictionary,                         30%
Spell Check, and Thesaurus Parts

     Quantity    (1)               $  199.00
     Quantity   (10)               $  450.00
     Quantity  (100)               $2,000.00
     Quantity (1000)               $8,500.00

NOTE: Quantity of licenses in parenthesis

The Net Due Vendor is calculated by subtracting 30% of the Retail Sales Price from the Retail Sales Price.

                                                           IBM Reference Number:
                                                           CAR-C95734-00


                                   EXHIBIT C

              PRODUCTION, RETAIL SALES PRICE AND TRANSACTION FEES

     Product: IBM LanguageWare Dictionary, Spell Check, and Thesaurus Parts, International Pack

I. PRODUCTION FEE--------WAIVED--------

The Production Fee shall be $99.00 per Product payable to Service Provider upon submission of product. This production fee is subject to change without notice.

II. RETAIL SALES PRICE AND TRANSACTION FEE SCHEDULE

                                    Retail       Transaction        Net Due
Product Name                      Sales Price        Fee            Vendor
------------                      -----------        ---            ------
IBM LanguageWare Dictionary,                         30%
Spell Check, and Thesaurus Parts,
International Pack

     Quantity    (1)               $   299.00
     Quantity   (10)               $   675.00
     Quantity  (100)               $ 3,000.00
     Quantity (1000)               $12,750.00

NOTE: Quantity of licenses in parenthesis

The Net Due Vendor is calculated by subtracting 30% of the Retail Sales Price from the Retail Sales Price.

                                [IBM LETTERHEAD]


                                                         November 10, 1995

William S. Kiernan, President & CEO                      AMENDMENT CAR-C95635-01
CyberSource Corporation
1050 Chestnut Street, Suite 201
Menlo Park, CA 94025

Dear Mr. Kiernan:

We appreciate your past efforts in working with IBM, and your continued participation in our projects.

Your signature below will indicate your agreement to this letter as Amendment Number One to the IBM Assistance Agreement between International Business Machines Corporation and CyberSource Corporation Number C95635.

International Business Machines Corporation (hereinafter called "IBM") and CyberSource Corporation (hereinafter called "CyberSource") agree as follows:

     1. Modify Attachment 1 - Statement of Work (SOW) Number 1, Section 7.3 "Market Development Activity - IBM", and the following paragraph:

               "CyberSource hereby grants to IBM a royalty-free, world-wide, nonexclusive copyright license to reproduce and distribute, internally and externally, excerpts and quotations from CyberSource's copyrighted materials subject to CyberSource's approval, which will not be unreasonably withheld. Additionally CyberSource grants to IBM a world-wide, nonexclusive license to use the logo of CyberSource and trade name The Reusable Software Component Market in marketing and sales promotion activities". subject to CyberSource's approval which will not be unreasonably withheld./WSM

2. Modify Attachment 1 - Statement of work (SOW) Number 1, Section 7.2 "Development Funds", to add the following paragraph:

               IBM will provide $60,000 for advertising the Component Channel in the Netscape Electronic Advertising "Platinum Program" for a period of two months, beginning November 15, 1995. CyberSource will provide funding for an additional one-half month, in the amount of $15,000.00.

     All other terms and conditions of Agreement Number C95635, which are not expressly altered by this Amendment Number One shall remain in full force and effect.



===============================================================================
                                  Page 1 of 2

                                                               Agreement: C95635
                                                               Amendment: One


PLEASE INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THIS AMENDMENT NUMBER ONE BY SIGNING AND RETURNING ONE (1) ORIGINAL OF THIS AMENDMENT AND RETAINING THE SECOND ORIGINAL FOR YOUR RECORDS.

                                               ACCEPTED AND AGREED TO:


INTERNATIONAL BUSINESS
MACHINES CORPORATION                           CYBERSOURCE CORPORATION

By: /s/ R. E. HOLTZCLAW                        By: /s/ WILLIAM S. MCKIERNAN
   -----------------------------                  -----------------------------

R. E. Holtzclaw                                William S. McKiernan
--------------------------------               --------------------------------
Print Name                                     Print Name

Contract Relations                             President & CEO
--------------------------------               --------------------------------
Title                                          Title

           11-10-95                                       11/12/95
--------------------------------               --------------------------------
Date                                           Date




================================================================================

                                [IBM LETTERHEAD]


                                  May 13, 1996

William S. McKiernan
CyberSource Corporation
1050 Chestnut Street, Suite 201                          AMENDMENT CAR-C95734-03

Menlo Park, CA 94025

Dear Mr. McKiernan

We appreciates your past efforts in working with IBM, and your continued participation in our development projects. We look forward to working with you on the current projects defined in this Amendment.

Your signature below will indicate your agreement to this letter as Amendment Number CAR-C95734-03 to the Software.net Service Agreement for Reusable Software Component Market between International Business Machines Corporation and CyberSource Corporation Number C95734.

IBM and CyberSource Corporation ("CyberSource Corporation") agree as follows:

     1.   Modify the Agreement attachments to add the following:

o    Exhibit A, IBM Language Ware/C++ Dictionary Manager

o    Exhibit B, IBM Language Ware/C++ Dictionary Manager

o    Exhibit C, IBM Language Ware/C++ Dictionary Manager

All other terms and conditions of Agrement Number C95734 not expressly altered by this Amendment Number CAR-C95734-03 shall remain in full force and effect.

PLEASE INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THIS AMENDMENT NUMBER CAR-C95734-03 BY SIGNING AND RETURNING ONE (1) ORIGINAL OF THIS AMENDMENT AND RETAINING THE SECOND ORIGINAL FOR YOUR RECORDS. ONCE SIGNED, ANY REPRODUCTION OF THIS AMENDMENT BY RELIABLE MEANS (FOR EXAMPLE, PHOTOCOPY OR FACSIMILE) WILL BE CONSIDERED AN ORIGINAL UNLESS PROHIBITED BY LOCAL LAW.


                                        ACCEPTED AND AGREED TO:


INTERNATIONAL BUSINESS                  CYBERSOURCE CORPORATION
MACHINES CORPORATION


By:  /s/ H. C. ROBBINS                  By:  /s/ WILLIAM S. MCKIERNAN
    ----------------------------            -----------------------------


    H. C. Robbins                           William S. McKiernan
--------------------------------        ---------------------------------
Print Name                              Print Name


Contract Relations                      CEO
--------------------------------        ---------------------------------
Title                                   Title


May 14, 1996                            5/17/96
--------------------------------        ---------------------------------
Date                                    Date

                                                           IBM REFERENCE NUMBER:
                                                           CAR-C95734-00
                                                           AMENDMENT NUMBER: 03


                                   EXHIBIT A


I.   SOFTWARE PRODUCTS

IBM LanguageWare/C++ Dictionary Manager


II.  REQUIREMENTS CHECKLIST
The "checklist" of things needed to complete the process are:

1)   Executed Service Provider Agreement Amendment Cover Letter.
2) Master copy of the Software. Please see Technical Specifications for Submission of Software Products for more details.
3)   Computer-readable electronic End User license (.txt file).
4)   A range of 100 license numbers (if the Product is serialized).
5)   Computer-readable product documentation (html or .txt file).
6) Computer-readable product specification sheet, collateral, or other information (html or .txt file).
7)   Trademarks/logos (.gif file).
8)   Trial, demonstration or free versions of the Products if available.


III. VENDORS APPROVED TERRITORY
Provide description of Territory where Service Provider may electronically deliver Product.

Software product may be distributed in Territory as defined in Section 1, Definitions, Subsection 1, Territory in the base Agreement.

                                                           IBM REFERENCE NUMBER:
                                                           CAR-C95734-00
                                                           AMENDMENT NUMBER: 03


                                   EXHIBIT B
                               END-USER AGREEMENT


II. PRODUCT(S):

IBM LanguageWare/C++ Dictionary Manager


(Insert copy of End-User Agreement to be furnished in computer-readable form, HTML, to Service Provider)

Attached International Software Component License Agreement ISCLA SWS-RTP 12/95.

[IBM LOGO] INTERNATIONAL SOFTWARE COMPONENT LICENSE AGREEMENT

PART 1 -- GENERAL TERMS

--------------------------------------------------------------------------------

YOU MUST READ AND ACCEPT THIS AGREEMENT BEFORE USING OR INSTALLING THE SOFTWARE COMPONENT. TO ACCEPT THE TERMS OF THIS AGREEMENT, PRESS THE "ACCEPT" BUTTON AT THE END OF THIS LICENSE. IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, PRESS THE "REJECT" BUTTON AT THE END OF THIS LICENSE AND YOUR ORDER FOR THIS PRODUCT WILL BE TERMINATED.

The Software Component is owned by International Business Machines Corporation or one of its subsidiaries (IBM) or an IBM supplier, and is copyrighted and licensed, not sold.

IBM grants you a nonexclusive license for the Software Component. If IBM grants you multiple licenses for the Software Component, the terms of this Agreement apply to each license. The term "Software Component" means the original Software Component and all whole or partial copies of it, including portions merged into programs. A Software Component consists of machine-readable instructions, audio/visual content (such as images, text, recordings, or pictures), and related licensed materials.

THIS AGREEMENT INCLUDES PART 1 -- GENERAL TERMS, PART 2 -- COUNTRY UNIQUE TERMS, AND PART 3 -- DISTRIBUTION INFORMATION. THE TERMS OF PARTS 2 AND 3 MAY REPLACE OR MODIFY THOSE OF PART 1. ANY SUCH ADDITIONAL TERMS ARE PART OF THIS AGREEMENT.


1.   LICENSE

LICENSE OPTIONS

IBM establishes prices for Software Components based on the type of license you purchase. You are licensed to use the Software Component based on the license option listed below which you purchase.

If you purchase a SINGLE LICENSE OPTION, you may:

 1. use the Software Component only on one machine at a time and make a single copy for backup; and

 2. use the Software Component to create a derivative work and make a single copy for backup for your internal use only.

If you purchase a MULTIPLE LICENSE OPTION, you may:

 1. make copies of the Software Component, up to the total number of licenses you purchased, for internal distribution by you within your enterprise, or distribute copies of the Software Component, up to the total number of licenses you purchased, via a network distribution-only server within your enterprise; and

 2. create a derivative work of the Software Component and make copies of the derivative work of the Software Component, up to the total number of licenses you have purchased for the Software Component; and

 3. distribute, internally or externally, the copies of the derivative work of the Software Component as permitted in 2 above; and

 4. grant sublicenses to your licensees of the copies of the derivative work of the Software Component which you distribute externally to permit them to make single copy backups of your derivative work.

All license usage for the multiple license option is cumulative. Part 3 -- Distribution information sets forth the distribution license provisions governing the multiple license option.

USE OF THE SOFTWARE COMPONENT

You agree to ensure that anyone who uses the Software Component (accessed either locally or remotely) does so only in accordance with the terms of this Agreement.

A Software Component is considered to be in use when it resides in memory or is otherwise stored on a machine. A Software Component stored on a network server solely for the purpose of being distributed to other machines is not considered to be in use.

For a Software Component managed by a license management tool, copies may be made and stored on machines under control of that tool, but the total number of Software Components in use may not exceed the total number of licenses you have purchased under this Agreement.

Each Software Component may be stored on a primary and another machine, provided the Software Component is not in active use on both machines at the same time.

You may not 1) use, copy, merge, transfer, sublicense, rent or lease the Software Component except as provided in this Agreement, or 2) reverse assemble, reverse compile, or otherwise translate the Software Component except as specifically permitted by law without the possibility of contractual waiver.

You may 1) copy the Software Component for backup and 2) merge the Software Component into another program. You must reproduce the copyright notice and any other legend of ownership on each copy, or partial copy, of the Software Component.

TRANSFER OF RIGHTS AND OBLIGATIONS

You may transfer all your rights and obligations under a license for a Software Component to another party.

To transfer such rights and obligations, you must transfer a copy of this Agreement and all other documentation (including proof of entitlement), and at least one complete, unaltered copy of the Software Component to the other party. Your license is then terminated.

2.   CHARGES, PAYMENT, TAXES AND REFUND

Payment must be made to the party from whom you acquire the Software Component.

If you change the number of users or exceed the distribution authorized by the type of license option you initially select, you agree to pay the applicable charges for the additional licenses.

In the event you are dissatisfied with the Software Component for any reason, you may obtain a refund within 15 days of initial purchase by notification to the party from whom you acquired the Software Component. A refund will be made upon receipt of certification that you have destroyed all copies of the Software Component and any derivative works thereof.

3.   DISCLAIMER OF WARRANTY

IBM does not warrant uninterrupted or error-free operation of the Software Component.

THE SOFTWARE COMPONENT IS PROVIDED "AS-IS". IBM MAKES NO WARRANTIES EXPRESS OR IMPLIED INCLUDING THE IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK RISING OUT OF USE OR PERFORMANCE OF THE SOFTWARE COMPONENT REMAINS WITH YOU.

Some jurisdictions do not allow the exclusion or limitation of implied warranties so the above provision relating thereto may not apply to you.

4.   COPYRIGHTS

If a third party claims that a Software Component IBM provides to you infringes that party's copyright, IBM will, at its expense, defend you against that claim and pay all costs, damages, and attorney's fees that a court finally awards, provided that you 1) promptly notify IBM in writing of the claim and 2) allow IBM to control, and cooperate with IBM in, the defense and any related settlement negotiations. If such a claim is made or appears likely to be made, you agree to permit IBM to enable you to continue to use the Software Component, or to modify it, or replace it with one that is at least functionally equivalent. If IBM determines that none of these alternatives is reasonably available, you agree to return the Software Component to IBM on IBM's written request. IBM will then give you a credit for a one-time charge Software Component, provided its total charges have been fully paid. This is IBM's entire obligation to you regarding any claim of infringement. IBM has no obligation regarding any claim based on any of the following: 1) your modification of a Software Component; 2) the combination, operation, or use of a Software Component with any programs, data, or apparatus that IBM did not provide; or 3) infringement by a non-IBM Software Component.

5.   LIMITATION OF LIABILITY

Regardless of the basis on which you may be entitled to recover damages from IBM, for any claim (including fundamental breach, negligence, misrepresentation or other tort), IBM's liability will only be for 1) payments referred to in the copyrights terms described above; 2) bodily injury (including death), and damage to real property and tangible personal property; and 3) the amount of any other actual direct damages or loss, up to IBM's then generally available license charge for the Software Component.

IBM WILL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OR FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR SAVINGS), EVEN IF IBM, OR THE PARTY FROM WHOM YOU ACQUIRED THE SOFTWARE COMPONENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

IBM will not be liable for 1) loss of, damage to, your records or data or 2) any damages claimed by you based on any third party claim.

This limitation of liability also applies to any developer of a Software Component supplied to IBM. It is the maximum for which we are collectively responsible.

6.   GENERAL

You may terminate your licenses at any time. If you do so, all your license rights to the Software Component are terminated. You may keep a copy of the Software Component in your archives.

IBM may terminate your license if you fail to comply with the terms of this Agreement. If IBM does so, all your license rights to the Software Component are terminated and you must destroy all your copies and/or derivative works of it.

You agree to comply with all applicable export laws and regulations.

Neither party may bring a legal action under this Agreement more than two years after the cause of action arose.

This license is governed by the laws of the country in which you use the Software Component.

[IBM LOGO]  INTERNATIONAL SOFTWARE COMPONENT LICENSE AGREEMENT

PART 2 - COUNTRY UNIQUE TERMS
________________________________________________________________________________

AUSTRALIA: DISCLAIMER OF WARRANTY (SECTION 3): The warranties specified in this Section are in addition to any rights you may have under the Trade Practices Act or other legislation and are only limited to the extent permitted by the applicable legislation.

LIMITATION OF LIABILITY (SECTION 5): The following paragraph is added to this
Section:
Where IBM is in breach of a condition or warranty implied by the Trade Practices Act of 1974, IBM's liability is limited to: (a) where IBM supplied services - the cost of having the services supplied again; or (b) where IBM supplied goods - the repair or replacement of the goods, or the supply of equivalent goods. Where that condition or warranty relates to right to sell, quiet possession or clear title, or the goods are of a kind ordinarily acquired for personal, domestic or household use or consumption, then none of the limitations in this paragraph apply.

CANADA: GENERAL (SECTION 6): This Agreement is governed by the laws of the Province of Ontario.

CENTRAL EUROPE & RUSSIA: GENERAL (SECTION 6): This Agreement is governed by the material laws of Austria. All disputes and controversies between the parties arising out of, or in connection with, this Agreement or its implementation, performance or interpretation, shall be finally settled under the Rules of Arbitration and Reconciliation of the Arbitral Centre of the Federal Economic Chamber in Vienna (Vienna Rules), by three arbitrators appointed in accordance with said Rules. The arbitration shall be held in Vienna, Austria. The official language of the proceedings shall be English. The decision of the arbitrators shall be final and binding upon both parties and therefore, the parties pursuant to paragraph 598(2) of the Austrian Code of Civil Procedure, expressly waive the application of paragraph 595(1), figure 7 of said Code. The clauses set forth above shall, however, in no way limit our right to institute proceedings in any competent court.

ESTONIA, LATVIA, LITHUANIA: GENERAL (SECTION 6): All disputes arising in connection with the present Agreement shall be finally settled in Arbitration. Each party shall appoint one arbitrator and they shall jointly appoint the chairman. If they cannot agree on the chairman, then the chairman shall be appointed by the Central Chamber of Commerce in Helsinki. In the Arbitration the law on Arbitration will be adhered to. Finnish law shall apply. The arbitrators shall come together in Helsinki.

GERMANY, AUSTRIA, SWITZERLAND: DISCLAIMER OF WARRANTY (SECTION 3): The warranty for an IBM Program covers the functionality of the Software Component for its normal use. In case a Software Component is delivered without specifications, arbitrators will only warrant that the Software Component information correctly describes the Software Component and that the Software Component can be used according to the Software Component information. In case non-IBM Software Components are contracted by IBM and delivered by IBM, the warranty for IBM Software Components is applicable unless otherwise agreed in a transaction document. Warranty service for non-IBM Software Components may be performed by non-IBM manufacturers.

LIMITATION OF LIABILITY (SECTION 5): The limitations and exclusions specified in the Agreement will not apply to damages caused by us with intention or gross negligence. IBM is liable for assured characteristics.

GENERAL (SECTION 6): The limitations on bringing a legal action is not applicable in case of tort by either IBM or you, or our agents.

ISRAEL: GENERAL (SECTION 6): The limitation on bringing a legal action will be according to the law of limitation provided a notification concerning the cause of action was sent no more than two years after the cause of action arose or became known to plaintiff.

IRELAND: DISCLAIMER OF WARRANTY (SECTION 3): No statement in this Agreement shall affect the statutory rights of consumers.

MIDDLE EASTERN COUNTRIES: ABU-DHABI(UAE), BAHRAIN, DUBAI(UAE), OMAN, KUWAIT,
QATAR

GENERAL (SECTION 6): This Agreement is governed by the law and jurisdiction of Bahrain.

NEW ZEALAND: DISCLAIMER OF WARRANTY (SECTION 3): The warranties specified in this Section are in addition to any rights you may have under the Consumers Guarantees Act 1993 or other legislation which cannot be excluded or limited. The Consumer Guarantee Act 1993 will not apply in respect of any goods or services which IBM provides, if you require the goods or services for the purposes of business as defined in that Act.

LIMITATION OF LIABILITY (SECTION 5): The following paragraph should be added to this Section:
Where products or services are not acquired for the purposes of a business as defined in the Consumer Guarantees Act 1993, the limitations in this Section are subject to the limitations in that Act.

PEOPLE'S REPUBLIC OF CHINA: CHARGES, PAYMENT, AND TAXES (SECTION 2): All banking charges incurred in the People's Republic of China shall be borne by you and those incurred outside the People's Republic of China shall be borne by us.

GENERAL (SECTION 6): The laws of the State of New York govern this Agreement. Any dispute concerning this Agreement may be settled by arbitration. The arbitration will take place in Stockholm, Sweden, under the auspices of the International Arbitration Center in English in accordance with the rules then in effect under the United Nations Commission on International Trade Law (UNCITRAL). The arbitration award will be final and binding on both parties shall act accordingly. The arbitration fee shall be borne by the losing party.

UNITED KINGDOM: LIMITATION OF LIABILITY (SECTION 5): Add the following paragraph at the end of the first paragraph:
The limitation of liability shall not apply to any breach of IBM's obligations implied by Section 12 of the Sales of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.

UNITED STATES OF AMERICA: GENERAL (SECTION 6): This Agreement is governed by the laws of the State of New York.

IBM INTERNATIONAL SOFTWARE COMPONENT LICENSE AGREEMENT

PART 3 - DISTRIBUTION AGREEMENT

-------------------------------------------------------------------------------

1.   DISTRIBUTION LICENSE

The following license terms apply to distribution when you select the multiple license option in Part 1.

IBM grants to you a world-wide, nonexclusive, nontransferable copyright license to integrate the parts and files supplied with the Software Component in and distribute as part of your program, provided 1) they are an integral part of your program; 2) your program is dependent upon them; 3) your program is not merely a set or subset of the Software Component and 4) that you abide by the following:

You reproduce and distribute the parts and files in object code format only.

You place an adequate copyright notice on all copies of your program. Each copy of your program must labeled as follows:

     "Portions of this product are copyrighted materials of International Business Machines Corporation and are reproduced with permission."

You remain solely responsible to anyone receiving your program for any support, service, upgrades, or technical or other assistance.

You indemnify and hold IBM harmless from and against any claims or liabilities arising out of the use, reproduction, or distribution of your program.

You agree not to use IBM's name or trademark in connection with the marketing of your program without IBM's prior written consent.

You distribute your program pursuant to a license agreement which prohibits the recipient from copying (except for backup purposes), transferring, reverse assembling, reverse compiling, or otherwise translating the program.

-------------------------------------------------------------------------------

                                                           IBM REFERENCE NUMBER:
                                                           CAR-C95734-00
                                                           AMENDMENT NUMBER: 03


                                   EXHIBIT C

              PRODUCTION, RETAIL SALES PRICE AND TRANSACTION FEES

              Product(s): IBM LanguageWare/C++ Dictionary Manager

I. PRODUCTION FEE--------------WAIVED---------------------------------

The production Fee shall be $99.00 per Product payable to Service Provider upon submission of product. This production fee is subject to change without notice.

II. RETAIL SALES PRICE AND TRANSACTION FEE SCHEDULE

                                              RETAIL         TRANSACTION     NET DUE
PRODUCT NAME                  QUANTITY        SALES PRICE    FEE             VENDOR
------------                  --------        -----------    ---             ------
LanguageWare/C++                                             30%

     DictionaryManager V1.0   (1 users)      $  59.00
     DictionaryManager V1.0   (10 users)     $ 139.00
     DictionaryManager V1.0   (100 users)    $ 595.00
     DictionaryManager V1.0   (1000 users)   $2520.00


The Net Due Vendor is calculated by subtracting 30% of the Retail Sales Price from the Retail Sales Price.